UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04661

Exact name of registrant as specified in charter:	Dryden Global Total
Return Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2006

Date of reporting period:	12/31/2006

Item 1 – Reports to Stockholders

Dryden Global Total Return Fund, Inc.

DECEMBER 31, 2006	ANNUAL REPORT

FUND TYPE

Global/international bond

OBJECTIVE

Total return made up of current income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

February 16, 2007

Dear Shareholder:

We hope you find the annual report for the Dryden Global Total Return Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Global Total Return Fund, Inc.

Dryden Global Total Return Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Global Total Return Fund, Inc. is total return made up of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares).

Cumulative Total Returns as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	5.66%	32.96%	50.28%	—
Class B	4.90	28.07	40.92	—
Class C	5.11	29.37	42.36	—
Class Z	5.84	34.60	N/A	54.95% (3/17/97)
Citigroup WGBI–Unhedged[2]	6.12	49.74	66.64	**
Lipper Global Income Funds Avg.[3]	5.52	41.45	67.19	***

Average Annual Total Returns[4] as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	0.90%	4.89%	3.68%	—
Class B	–0.10	4.91	3.49	—
Class C	4.11	5.28	3.59	—
Class Z	5.84	6.12	N/A	4.57% (3/17/97)
Citigroup WGBI–Unhedged[2]	6.12	8.41	5.24	**
Lipper Global Income Funds Avg.[3]	5.52	7.08	5.19	***

Distributions and Yields as of 12/31/06
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.17	3.25%
Class B	$0.13	2.66
Class C	$0.15	2.91
Class Z	$0.18	3.64

2	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1 Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The Citigroup World Government Bond Index (WGBI)–Unhedged (formerly known as the Salomon Smith Barney World Government Bond Index–Unhedged) is a market capitalization-weighted index consisting of the government bond markets of 21 countries that are selected based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. Citigroup WGBI–Unhedged Closest Month-End to Inception cumulative total return is 73.83% for Class Z. Citigroup WGBI–Unhedged Closest Month-End to Inception average annual total return is 5.83% for Class Z.

3The Lipper Global Income Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Global Income Funds category for the periods noted. Funds in the Lipper Average invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. Lipper Average Closest Month-End to Inception cumulative total return is 70.43% for Class Z. Lipper Average Closest Month-End to Inception average annual total return is 5.54% for Class Z.

4The Fund operated as a closed-end fund with shares being traded on the New York Stock Exchange from inception to January 15, 1996. The performance numbers that cover this period under the columns “Ten Years” and “Since Inception” do not fully reflect the higher operating expenses incurred since the Fund commenced operations as an open-end mutual fund on January 15, 1996. If these expenses had been applied since the Fund’s inception, past performance returns would have been lower. The performance numbers for the one-year and five-year periods do reflect these higher operating expenses.

The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns, distributions, and yields in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for Citigroup WGBI–Unhedged would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Issues expressed as a percentage of net assets as of 12/31/06
Japanese Government Bonds, 0.60%, 09/20/10	5.4%
French Government Bonds, 5.75%, 10/25/32	4.9
French Government Bonds, 8.50%, 04/25/23	4.3
Japanese Government Bonds, 1.30%, 03/20/14	3.6
Japanese Government Bonds, 1.60%, 03/21/11	2.9

Issues are subject to change.

Dryden Global Total Return Fund, Inc.	3

Investment Subadviser’s Report

Prudential Investment Management, Inc.

Central banks around the world battled inflation in 2006

Central banks around the world were busy in 2006, increasing short-term interest rates to gradually slow economic growth and pull back inflation in their respective nations without triggering a recession. Most notably, the Federal Reserve (the Fed), the European Central Bank (ECB), and the Bank of England (BOE) tightened monetary policy. Even the Bank of Japan (BOJ) managed to boost its overnight rate for the first time in five years. Central banks in some economically developing nations such as India, South Africa, and China also joined the rate-hike chorus in 2006 as the global economic expansion continued to roll along.

Benefits of a well-diversified portfolio of fixed income securities

Under healthy economic conditions issuers of riskier bonds are better able to make interest and principal payments. This helped emerging market bonds, debt securities of issuers in economically developing nations, and high yield corporate bonds, commonly called “junk” bonds because they are rated below investment grade, perform particularly well in 2006. Government bond markets of economically developed nations posted a respectable return for the year when translated into U.S. dollars, according to the Citigroup World Government Bond Index-Unhedged (the benchmark Index). The Fund maintained a well-diversified portfolio, the bulk of which consisted of high-quality government bonds of nations such as the United States, Germany, and Australia. However, the Fund benefited primarily from its limited exposure to emerging market bonds and high yield bonds. For the year, the Fund lagged the benchmark index because the benchmark index does not include the effect of mutual fund operating expenses.

Exposure to emerging market and high yield bonds worked well

In the first half of 2006, the Fed, the BOE, and the ECB repeatedly increased short-term rates. There was concern they might continue to tighten monetary policy and inadvertently choke off the global economic expansion as they tried to contain inflationary pressures aggravated by rising oil and commodity prices. This hurt emerging market bonds in the spring of 2006, but the market rallied sharply in the second half of the year amid favorable global economic conditions and a worldwide search for assets with attractive yields. We focused on sovereign (government) bonds denominated in their nation’s currencies. For example, the Fund held Brazilian sovereign bonds, denominated in the real, that performed well as the Central Bank of Brazil repeatedly cut the key short-term rate and the government bought back some of its debt securities. Mexican sovereign bonds, denominated in pesos, were another positive contributor to the Fund as the Bank of Mexico cut the nation’s key rate and the Mexican government continued to pursue sound fiscal policies.

4	Visit our website at www.jennisondryden.com

The U.S. high yield bond market also sold off in the spring of 2006, but it too rebounded strongly in the second half of the year. The market was supported by the worldwide search for attractive yields, a historically low default rate, and the solid credit fundamentals of companies, many of which continue to generate free cash flow and carried positive cash balances on their financial statements. The Fund benefited from its exposure to the high yield market via structured securities called Targeted Return Index Securities (TRAINS). These contain credit default swaps on high yield bonds that allow the Fund to have a diversified exposure to the market without actually owning the below-investment-grade bonds.

Major government bond markets struggled in year of rising rates

The short-term rate hikes that occurred in the first half of the year, and the potential for more, tended to put upward pressure on yields in major government bond markets, which drove their prices lower, as bond prices move inversely to yields. But in the second half of the year, the Fed left the target for the federal funds rate on overnight loans between banks unchanged at 5.25%, stopping its rate-hike campaign that ran from June 2004 through June 2006. Economic growth in the United States, which had begun to slow in the spring of 2006 as higher rates weakened the housing sector, continued to moderate during the remainder of the year. Eventually, declining oil prices eased inflation fears. There was speculation that the Fed might cut short-term rates in 2007 to reinvigorate the economy. Expectation of lower rates in the United States put downward pressure on U.S. Treasury yields, which boosted their prices. However, the Fund had an underweighted exposure to the Treasury market versus the benchmark index because we believed the anticipated rate cuts in 2007 might not occur.

With the ECB and the BOE continuing to tighten monetary policy in the second half of 2006, their government bond markets posted meager returns for the year in local currency terms. However, when translated into U.S. dollars without hedging for foreign exchange risk, their returns improved as the euro and the British pound strengthened versus the U.S. dollar in 2006. The Fund had overweight exposures to government bond markets in the euro zone and the United Kingdom versus its benchmark index.

Fund’s wins and losses on the currency front

In keeping with its benchmark index, the Fund employs an unhedged foreign-exchange strategy. We frequently adjusted the Fund’s positions in an effort to take advantage of volatile foreign exchange rates. Our efforts produced mixed results. For example, the Japanese currency weakened versus the U.S. dollar as a hoped-for economic boom in Japan failed to materialize, causing the BOJ to pause after only increasing the overnight rate from 0.00% to 0.25% in July. The Fund benefited from

Dryden Global Total Return Fund, Inc.	5

Investment Subadviser’s Report (continued)

its underweight exposure to the Japanese yen versus the benchmark index, but its foreign exchange strategy also resulted in currency losses that negatively affected its distribution for the fourth quarter of 2006.

The Fund typically distributes dividends of any net investment income to shareholders on a quarterly basis. The last dividend distribution cycle of each year includes any currency gains or losses and any capital gains. Currency transactions are treated as ordinary income for tax purposes. For the fourth quarter of 2006 distribution, the Fund’s currency losses exceeded the net investment income that would normally be distributed. Thus, the Fund did not make a quarterly dividend distribution for the fourth quarter of 2006. However, we anticipate the Fund will resume making quarterly dividend distributions beginning in March 2007.

6	Visit our website at www.jennisondryden.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2006, at the beginning of the period, and held through the six-month period ended December 31, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Dryden Global Total Return Fund, Inc.	7

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Global Total Return Fund, Inc.		Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,052.20	1.36%	$7.03
	Hypothetical	$1,000.00	$1,018.35	1.36%	$6.92

Class B	Actual	$1,000.00	$1,048.60	2.11%	$10.90
	Hypothetical	$1,000.00	$1,014.57	2.11%	$10.71

Class C	Actual	$1,000.00	$1,049.30	1.86%	$9.61
	Hypothetical	$1,000.00	$1,015.83	1.86%	$9.45

Class Z	Actual	$1,000.00	$1,052.70	1.11%	$5.74
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2006, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2006 (to reflect the six-month period).

8	Visit our website at www.jennisondryden.com

Fees and Expenses (continued)

Portfolio of Investments

as of December 31, 2006

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS 95.6%

	Argentina 0.8%
ARS	2,599	Republic of Argentina, 5.83%, 12/31/33	$1,163,639

	Australia 0.7%
AUD	1,240	GE Capital Australia Funding, M.T.N., 6.00%, 4/15/15	935,837

	Brazil 0.6%
BRL	1,600	Republic of Brazil, 12.50%, 1/5/16	849,988

	Canada 1.7%
CAD	930	Canadian Government Bonds, 4.00%, 9/1/10	797,839
	685	5.00%, 6/1/14	622,107
	840	5.75%, 6/1/33	905,441

			2,325,387

	Colombia 0.4%
COP	1,100,000	Colombia Government International Bond, 12.00%, 10/22/15	579,813

	Eurobonds 19.2%
EUR	2,700	Austria Government Bond, 4.30%, 7/15/14	3,639,681
	910	Bank of America Corp., 3.625%, 3/3/08	1,195,440
	985	Citigroup, Inc., 4.625%, 11/14/07	1,306,478
	680	Deutsche Bundesrepublik, 3.75%, 7/14/13	887,577
	1,190	4.00%, 1/4/37	1,548,390
	300	Fortis Bank, 6.50%, 9/26/49	429,041
	2,965	French Government Bonds, 8.50%, 4/25/23	5,957,319
	535	5.50%, 4/25/29	845,668
	4,095	5.75%, 10/25/32	6,775,791

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	9

Portfolio of Investments

as of December 31, 2006 Cont’d.

Principal Amount (000)		Description	Value (Note 1)

EUR	350	Gaz Capital (Gazprom), 144A, 5.03%, 2/25/14	$463,115
	160	German Government Bond, 4.75%, 7/4/34	233,490
	390	ING Verzekeringen NV, 6.375%, 5/7/27	585,650
	5	Italian Government Bonds, 5.50%, 11/1/10	6,956
	865	6.00%, 5/1/31	1,410,399
	300	Mexican Government International Bond, 5.50%, 2/17/20	416,804
	560	Spanish Government Bonds, 5.75%, 7/30/32	922,982

			26,624,781

	Hungary 3.1%
HUF	340,000	Hungary Government Bonds, 6.00%, 10/12/11	1,690,333
	462,990	8.00%, 2/12/15	2,586,365

			4,276,698

	Iceland 0.4%
ISK	42,071	Housing Finance Fund, 3.75%, 9/15/14	547,437

	Japan 25.4%
JPY	383,000	Japanese Government Bonds 0.30%, 12/20/07	3,208,774
	187,800	0.60%, 3/20/09	1,569,934
	80,850	1.80%, 3/22/10	696,731
	906,750	0.60%, 9/20/10	7,490,400
	126,950	0.80%, 9/20/10	1,056,442
	463,050	1.60%, 3/21/11	3,966,506
	405,050	1.10%, 9/20/12	3,360,205
	602,300	1.30%, 3/20/14	4,999,300
	203,350	1.50%, 9/20/15	1,692,561
	338,650	1.50%, 3/20/19	2,744,185
	186,000	1.90%, 12/20/23	1,545,190
	238,300	2.10%, 9/20/24	2,028,174
	98,850	2.20%, 9/20/26	847,385

			35,205,787

See Notes to Financial Statements.

10	Visit our website at www.jennisondryden.com

Principal Amount (000)		Description	Value (Note 1)

	Mexico 2.3%
MXN	2,000	Mexican Government Bonds, 9.00%, 12/20/12	$199,741
	26,053	10.00%, 12/5/24	2,988,028

			3,187,769

	Norway 1.1%
NOK	8,805	Norwegian Government & Sovereign Bond, 5.00%, 5/15/15	1,470,763

	Poland 3.2%
PLZ	11,940	Poland Government Bond, 6.25%, 10/24/15	4,413,334

	Sweden 0.6%
SEK	4,970	Sweden Government Bond, 6.75%, 5/5/14	859,919

	Turkey 0.3%
TRY	620	Turkey Government Bond, 14.00%, 1/19/11	383,111

	United Kingdom 5.8%
GBP	240	Friends Provident PLC, 6.292%, 12/31/49	466,109
	410	International Nederland Bank NV, 7.00%, 10/5/10	837,398
	200	QBE Capital Funding LP, 144A, 6.857%, 7/18/49	396,413
	200	Resolution PLC, 6.5864%, 11/25/49	386,455
	300	Telecom Italia SpA, 5.625%, 12/29/15	556,380
	130	Tyco International Group, 6.50%, 11/21/31	287,118
	1,880	United Kingdom Treasury Bonds, 5.00%, 9/7/14	3,717,448
	540	4.25%, 6/7/32	1,051,812
	150	4.25%, 3/7/36	295,871

			7,995,004

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	11

Portfolio of Investments

as of December 31, 2006 Cont’d.

Principal Amount (000)		Description	Value (Note 1)

	United States 30.0%

	Corporate Bonds 24.2%
USD	200	Accellent, Inc., 10.50%, 12/1/13	$207,500
	100	Aetna, Inc., 6.625%, 6/15/36	106,936
	150	Allergan, Inc., 5.75%, 4/1/16	151,699
	220	Alliance Imaging, Inc., 7.25%, 12/15/12	209,000
	250	Allied World Insurance Holdings Ltd., 7.50%, 8/1/16	268,307
	175	American International Group, Inc., 5.60%, 10/18/16	176,628
	155	Anadarko Petroleum Corp., 6.45%, 9/15/36	156,627
	200	Arch Western Finance LLC, 6.75%, 7/1/13	198,500
	400	Axis Capital Holdings Ltd., 5.75%, 12/1/14	397,522
	300	Blount, Inc., 8.875%, 8/1/12	306,000
	200	Boston Scientific, 6.40%, 6/15/16	202,391
	115	Capital One Financial Corp., 6.15%, 9/1/16	118,934
	250	Catalyst Paper Corp., 8.625%, 6/15/11	253,125
	100	Caterpillar, Inc., 6.05%, 8/15/36	102,934
	225	Charter Comms. Operating LLC, 144A, 8.375%, 4/30/14	234,844
	170	Cisco Systems, Inc., 5.50%, 2/22/16	170,108
	300	Citigroup, Inc., 6.125%, 8/25/36	312,389
	120	Citizens Communications, 9.00%, 8/15/31,	130,200
	335	Comcast Corp., 6.45%, 3/15/37	335,181

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Principal Amount (000)		Description	Value (Note 1)

USD	650	Computer Associates, Inc., Sr. Notes, 6.50%, 4/15/08	$655,261
	220	Conocophilips (Canada), 5.625%, 10/15/16	221,046
	90	Conocophillips (Canada), 5.95%, 10/15/36	91,252
	720	Continental Airlines, Inc., 7.487%, 10/2/10	761,040
	330	Consolidated Edison Co., 5.50%, 9/15/16	329,529
	360	Coventry Health Care, Inc., 6.125%, 1/15/15	354,780
	500	CRH America, Inc., 5.625%, 9/30/11	502,099
	300	CVS Corp., 4.00%, 9/15/09	290,036
	450	Dex Media East LLC, 9.875%, 11/15/09	471,375
	170	Domion Resources, Inc., 5.687%, 5/15/08	170,246
	200	Domtar Inc 7.875%, 10/15/11	207,500
	250	Drs Technologies, Inc. 6.625%, 2/1/16	251,875
	440	Duke Energy Field Services LLC, 7.875%, 8/16/10	473,282
	600	Duke Realty LP, 5.625%, 8/15/11	603,491
	160	Edison Mission Energy Corp., 7.75%, 6/15/16	169,600
	500	Embarq Corp., 7.082%, 6/1/16	509,010
	300	Enterprise Products Operating LP, Sr. Notes, 4.00%, 10/15/07	296,330
	200	Erac Usa Finance Company, 144A, 6.20%, 11/1/16	206,312
	450	Fedex Corp., 3.50%, 4/1/09	432,199
	250	Felcor Lodging LP, 144A, 7.275%, 12/1/11	251,250
	417	Fideicomiso Petacalco, 144A, 10.16%, 12/23/09	440,978

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	13

Portfolio of Investments

as of December 31, 2006 Cont’d.

Principal Amount (000)		Description	Value (Note 1)

USD	400	Freescale Semiconductor, Inc., 9.125%, 12/15/14	$397,500
	350	General Motors Corp., 7.20%, 1/15/11	339,500
	75	Goldman Sachs Group, Inc., 6.45%, 5/1/36	78,031
	360	Graphic Packaging International, Inc., 8.50%, 8/15/11	372,600
	350	GSC Holdings Corp., 9.2466%, 10/1/11	363,125
		HCA, Inc.,
	36	6.25%, 2/15/13	31,860
	270	9.625%, 11/15/16, 144A,	290,250
	500	7.69%, 6/15/25	413,851
	200	Hertz Corp., 144A, 8.875%, 1/1/14	209,500
	150	HJ Heinz Co., 144A, 6.428%, 12/1/20	152,676
	450	Home Depot, Inc., 5.875%, 12/16/36	441,596
	90	Honeywell International, Inc., 5.70%, 3/15/36	89,484
	250	HSBC Holdings PLC, 6.50%, 5/2/36	268,943
	343	Huntsman International LLC, Gtd. Notes, 9.875%, 3/1/09	353,290
	300	ICI Wilmington, Inc., Gtd. Notes, 4.375%, 12/1/08	294,356
	300	Idearc, Inc., 144A, 8.00%, 11/15/16	304,500
	350	Jabil Circuit, Inc., Sr. Notes, 5.875%, 7/15/10	347,523
	150	Intelsat Bermuda Ltd., 144A, 9.25%, 6/15/16	161,250
	200	Level 3 Financing, 144A, 9.25%, 11/1/14	204,000
	70	Liberty Mutual Group, 144A, 7.50%, 8/15/36	76,585
	80	Lincoln National Corp., 6.15%, 4/7/36	82,649
	16	Marsh & McLennan Cos., Inc., 5.75%, 9/15/15	15,741

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Principal Amount (000)		Description	Value (Note 1)

USD	250	MGM Mirage, Inc., 6.875%, 4/1/16	$240,000
	100	Morgan Stanley, 5.75%, 10/18/16	101,467
	155	Motorola, Inc., Debs., 6.50%, 9/1/25	163,166
	120	MUFG Capital Finance 1 Ltd., 6.346%, 7/29/49	121,883
	370	Nalco Co., 7.75%, 11/15/11	378,325
	250	Natlional Beef Pack NB. Finance Corp., 10.50%, 8/1/11	263,750
	140	New Cingular Wireless Services, Inc., Notes, 8.125%, 5/1/12	157,538
	270	New Cingular Wireless Services, Inc., Sr. Notes, 8.75%, 3/1/31	350,883
	210	Newfield Exploration Co., 6.625%, 4/15/16	208,950
	260	Norampac, Inc., 6.75%, 6/1/13	252,850
	190	Noranda, Inc., 6.20%, 6/15/35	187,121
	225	NRG Energy, Inc., 7.375%, 1/15/17	225,563
	240	NXP BV., 144A, 9.50%, 10/15/15	246,000
	750	Oneok, Inc., 5.51%, 2/16/08	749,468
	185	Oneok Partners LP, 6.15%, 10/1/16	187,712
	200	6.65%, 10/1/36	204,566
	315	Orion Power Holdings, Inc., 12.00%, 5/1/10	357,525
	260	Park Place Entertainment Corp., Sr. Sub. Notes, 8.125%, 5/15/11	272,025
	150	Peabody Energy Corp., 7.375%, 11/1/16	159,750
		Petrohawk Energy Corp.,
	300	9.125%, 7/15/13	315,000
	250	Playtex Products, Inc., 8.00%, 3/1/11	261,250

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	15

Portfolio of Investments

as of December 31, 2006 Cont’d.

Principal Amount (000)		Description	Value (Note 1)

USD	240	Quebecor World Cap Corp., 144A, 8.75%, 3/15/16	$229,800
	290	Rainbow National Services LLC, 144A, 10.375%, 9/1/14	322,263
	160	Realogy Corp., 144A, 6.15%, 10/15/11	163,497
	290	Residential Capital Corp., 6.375%, 6/30/10	293,375
	500	Resona Bank Ltd., 144A, 5.85%, 1/1/56	488,229
	90	Reynolds American, Inc., 7.625%, 6/1/16	95,358
	160	RH Donnelley Corp., 6.875%, 1/15/13	153,400
	230	Russel Metals, Inc., 6.375%, 3/1/14	219,363
	435	Sensata Technologies, 144A, 8.00%, 5/1/14	417,600
	80	Southern California Edison Co., 5.625%, 2/1/36	77,440
	100	Southern Copper Corp., 7.50%, 7/27/35	108,429
	670	Sprint Nextel Corp., 6.00%, 12/1/16	653,000
	400	Station Casinos, Inc., 6.875%, 3/1/16	359,000
	325	Stena AB. (Sweden), 7.50%, 11/1/13	320,938
	800	Sumitomo Mitsui Banking Corp., 144A, 5.625%, 7/15/49	782,031
	1	Sungard Data Systems, Inc., 9.125%, 8/15/13	578
	325	Talisman Energy, Inc., 6.25%, 2/1/38	313,564
	230	Telefonica Europe BV, Gtd. Notes, 7.045%, 6/20/36	244,298
	1	Tenet Healthcare Corp., 7.375%, 2/1/13	505
	785	Time Warner, Inc., 5.50%, 11/15/11	782,991
	300	TNK-BP Finance SA, 144A, 7.50%, 7/18/16	319,125

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Principal Amount (000)		Description	Value (Note 1)

USD	3,509	TRAINS HY-2006-1, 144A, 7.548%, 5/1/16	$3,580,659
	90	Tyson Foods, Inc., 6.85%, 4/1/16	92,414
	225	Vale Overseas Ltd., 6.875%, 11/21/36	230,770
	150	Ventas Realty LP, 6.625%, 10/15/14	153,375
	300	Viacom, Inc., 6.25%, 4/30/16	297,922
	135	Western Union Co., 144A, 5.93%, 10/1/16	133,707
	210	Xerox Corp., 6.40%, 3/15/16	214,463

			33,469,012

	Commercial Mortgage Backed Securities 1.4%
	1,000	Banc of America Commercial Mortgage Inc., Series 2005-06, Class A4, 5.181%, 9/10/47	993,664
	1,000	JP Morgan Chase Commercial Mortgage Securities Corp, Series 2005-LDP5, Class A4, 5.179%, 12/15/44	996,350

			1,990,014

	Emerging Market Bonds 0.8%
	260	Empresa Nacional de Electricidad SA (Chile), 8.35%, 8/1/13	294,907
	430	Kazkommerts Intl. BV, 144A (Netherlands), 7.875%, 4/7/14	446,663
	400	United Overseas Bank Ltd., Bonds, 144A, 5.375%, 9/3/19	395,942

			1,137,512

	Mortgage Backed Securities 1.6%
		Federal National Mortgage Assn.,
	1,000	5.50%, TBA	988,125
	250	6.00%, TBA	251,641
	1,000	6.50%, TBA	1,018,750

			2,258,516

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	17

Portfolio of Investments

as of December 31, 2006 Cont’d.

Principal Amount (000)		Description	Value (Note 1)

	Sovereign Bonds 1.5%
USD	1,045	Federal Republic of Brazil, 9.25%, 10/22/10	$1,180,849
	210	Federal Republic of Russia, 144A, 10.00%, 6/26/07	214,988
	385	Republic of Argentina, 3.00%, 4/30/13	296,835
	300	Republic of Panama, 7.25%, 3/15/15	324,750

			2,017,422

	Structured Notes 0.2%
	250	Dow Jones CDX HY, Series 5-T3, 144A, 8.25%, 12/29/10	258,438

	United States Government Obligations 0.3%
	385	United States Treasury Bond,(b) 4.625%, 11/15/16	382,474

		Total United States investments	40,993,590

		Total long-term investments (cost USD $128,552,369)	132,332,656

	SHORT-TERM INVESTMENTS 4.3%

Shares
	Affiliated Money Market Mutual Fund 4.3%
	5,986,972	Dryden Core Investment Fund - Taxable Money Market Series(a) (cost $5,986,972; Note 3)	5,986,972

Contracts
	OUTSTANDING OPTIONS PURCHASED 0.3%

	Call Options 0.1%
	3,120,400	Brazilian Real, expiring 5/29/07 @ $50.50	92,553
	2,855,800	Japanese Yen, expiring 5/31/07 @ $113.04	107,121

		Total call options	199,674

	Put Options 0.2%
	1,428,600	New Turkish Lira, expiring 5/30/07 @ $1.57	93,088
	1,428,600	Argentinian Peso, expiring 5/30/07 @ $3.14	20,900

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Contracts	Description	Value (Note 1)

1,709,900	Icelandic Krona, expiring 5/31/07 @ $60.30	$33,917
1,709,900	South African Rand, expiring 11/30/07 @ $6.40	109,484

	Total put options	257,389

	Total options (cost $333,398)	457,063

	Total Investments 100.2% (cost $134,872,739; Note 5)	138,776,691
	Liabilities in excess of other assets(c) (0.2%)	(210,631)

	Net Assets 100.0%	$138,566,060

Portfolio securities are classified according to the security’s currency denomination. The following abbreviations are used in the portfolio descriptions:

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Francs

CNY—Chinese Yuan Renminbi

COP—Colombian Peso

CZK—Czech Koruna

DKK—Danish Koruna

EUR—Euros

GBP—Pound Sterling

HUF—Hungarian Forint

IDR—Indonesian Rupiah

INR—Indian Rupee

ISK—Iceland Krona

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Nuevo Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

NOK—Norwegian Krone

PLZ—Polish New Zloty

RUB—Russian Rouble

SEK—Swedish Krona

SGD—Singapore Dollar

SKK—Slovakian Koruna

TWD—New Taiwan Dollars

TRY—New Turkish Lira

USD—United States Dollar

ZAR—South African Rand

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	19

Portfolio of Investments

as of December 31, 2006 Cont’d.

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(b)	Pledged as initial margin on financial futures contracts.
(c)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts, forward foreign currency exchange contracts, currency swaps and interest rate swaps agreements of:

Open futures contracts outstanding as of December 31, 2006:

Number of Contracts	Type	Expiration Date	Value at December 31, 2006	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
11	Can 10 Yr. Bond	Mar. 07	$1,073,635	$1,084,505	$(10,870)
3	JPN 10 Yr. Bond	Mar. 07	3,379,270	3,388,118	(8,848)
137	Euro - BOBL	Mar. 07	19,679,678	19,950,664	(270,986)
38	Euro - Bond	Mar. 07	5,820,263	5,939,851	(119,588)
14	Long Gilt	Mar. 07	2,964,032	2,995,176	(31,144)
48	CBT Long Bond	Mar. 07	5,349,000	5,405,962	(56,962)
	Short Positions:
114	Euro - Schatz	Mar. 07	15,569,943	15,652,497	82,554
200	10-Yr. U.S. T-Notes	Mar. 07	21,493,750	21,725,966	232,216
223	5-Yr. U.S. T-Notes	Mar. 07	23,428,938	23,589,101	160,163
86	2-Yr. U.S. T-Notes	Mar. 07	17,546,688	17,615,028	68,340

					$44,875

Forward foreign currency exchange contracts outstanding as of December 31, 2006:

Purchase Contracts		Notional Amount	Value at Settlement Date Payable	Value at December 31, 2006	Unrealized Appreciation	Unrealized (Depreciation)
Argentine Peso, Expiring 2/0/07	ARS	$870,961	$281,500	$284,585	$3,085	$—
Expiring 8/02/07	ARS	1,782,485	551,000	573,829	22,829	—
Australian Dollars, Expiring 1/19/07	AUD	5,212	4,096	4,112	16	—
Expiring 1/29/07	AUD	264,264	209,100	208,485	—	(615)
Brazilian Real, Expiring 01/08/07	BRL	5,400,000	2,250,000	2,523,578	273,578	—
Expiring 09/21/07	BRL	2,635,000	1,000,000	1,197,455	197,455	—

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Purchase Contracts		Notional Amount	Value at Settlement Date Payable	Value at December 31, 2006	Unrealized Appreciation	Unrealized (Depreciation)
Canadian Dollar, Expiring 1/18/07	CAD	$485,755	$423,862	$416,773	$—	$(7,089)
Chinese Yuan Renminbi, Expiring 1/16/07	CNY	11,161,464	1,433,530	1,433,665	135	—
Expiring 1/16/07	CNY	5,518,423	709,400	708,829	—	(571)
Expiring 4/23/07	CNY	11,013,930	1,415,218	1,434,319	19,101	—
Colombian Peso, Expiring 01/09/07	COP	646,042,500	281,500	288,381	6,881	—
Czech Koruna, Expiring 01/11/07	CZK	3,121,976	149,077	150,083	1,006	—
Danish Krone, Expiring 01/22/07	DKK	5,629,016	995,616	997,533	1,917	—
Euros, Expiring 01/24/07	EUR	19,325,197	25,356,398	25,541,695	185,297	—
Expiring 01/24/07	EUR	319,059	420,800	421,693	893	—
Expiring 01/18/07	EUR	106,800	140,829	141,112	283	—
Expiring 01/24/07	EUR	266,359	351,500	352,040	540	—
Expiring 01/18/07	EUR	213,500	280,931	282,091	1,160	—
Expiring 01/24/07	EUR	371,108	488,000	490,486	2,486	—
Icelandic Kronas, Expiring 01/18/07	ISK	9,819,960	141,600	137,495	—	(4,105)
Expiring 01/18/07	ISK	9,846,796	141,587	137,871	—	(3,716)
Expiring 01/18/07	ISK	19,659,186	280,859	275,260	—	(5,599)
Expiring 01/18/07	ISK	4,951,488	69,700	69,329	—	(371)
Indian Rupee Expiring 01/30/07	INR	6,313,076	139,300	141,847	2,547	—
Expiring 01/30/07	INR	3,943,715	87,638	88,610	972	—
Expiring 01/30/07	INR	6,343,680	141,600	142,535	935	—
Indonesian Rupiah, Expiring 01/29/07	IDR	3,960,000,000	400,000	440,318	40,318	—
Expiring 01/31/07	IDR	4,812,500,000	500,000	535,109	35,109	—
Japanese Yen, Expiring 01/18/07	JPY	25,028,300	215,117	210,840	—	(4,277)
Expiring 01/24/07	JPY	32,999,175	281,056	278,219	—	(2,837)
Expiring 01/24/07	JPY	32,956,679	280,618	277,861	—	(2,757)
Expiring 01/24/07	JPY	8,264,117	70,300	69,676	—	(624)
Expiring 01/24/07	JPY	49,427,168	420,800	416,725	—	(4,075)
Expiring 01/24/07	JPY	16,479,638	140,300	138,941	—	(1,359)
Expiring 01/24/07	JPY	63,715,034	540,265	537,188	—	(3,077)
Expiring 01/24/07	JPY	41,218,115	348,600	347,514	—	(1,086)

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	21

Portfolio of Investments

as of December 31, 2006 Cont’d.

Purchase Contracts		Notional Amount	Value at Settlement Date Payable	Value at December 31, 2006	Unrealized Appreciation	Unrealized (Depreciation)
Malaysian Ringgit, Expiring 01/10/07	MYR	$652,479	$178,200	$185,039	$6,839	$—
Expiring 02/13/07	MYR	511789	141,300	145,380	4,080	—
New Taiwan Dollars, Expiring 01/08/07	TWD	6,981,309	213,300	214,460	1,160	—
Expiring 01/08/07	TWD	9,236,681	285,700	283,744	—	(1,956)
New Turkish Lira, Expiring 01/29/07	TRY	155,935	108,175	108,906	731	—
New Zealand Dollar, Expiring 01/19/07	NZD	893,351	614,670	628,652	13,982	—
Norwegian Krone, Expiring 01/22/07	NOK	4,004,115	642,330	642,869	539	—
Pound Sterling, Expiring 01/24/07	GBP	317,013	619,069	620,812	1,743	—
Expiring 01/24/07	GBP	168,371	327,960	329,724	1,764	—
Expiring 01/24/07	GBP	178,238	349,500	349,047	—	(453)
Russian Rouble, Expiring 01/29/07	RUB	11,228,000	400,000	426,359	26,359	—
Expiring 01/29/07	RUB	11,280,000	400,000	428,334	28,334	—
Singapore Dollar, Expiring 01/19/07	SGD	6,167,588	4,011,178	4,025,222	14,044	—
Slovakian Koruna, Expiring 01/22/07	SKK	6,170,386	233,576	236,579	3,003	—
Expiring 01/22/07	SKK	3,711,445	140,485	142,300	1,815	—
South African Rand, Expiring 01/31/07	ZAR	3,540,749	502,605	503,006	401	—
South Korean Won, Expiring 06/08/07	KRW	139,462,150	152,501	150,486	—	(2,015)
Swedish Krona, Expiring 01/22/07	SEK	688,346	100,225	100,700	475	—
Expiring 01/22/07	SEK	2,872,151	421,086	420,173	—	(913)
Expiring 01/22/07	SEK	1,436,337	211,237	210,125	—	(1,112)
Swiss Francs, Expiring 1/22/07	CHF	1,352,389	1,118,047	1,112,225	—	(5,822)

			$52,112,841	$52,960,224	$901,812	$(54,429)

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Sales Contracts		Notional Amount	Value at Settlement Date Payable	Value at December 31, 2006	Unrealized Appreciation	Unrealized (Depreciation)
Argentine Peso, Expiring 1/12/07		$598,726	$195,171	$195,739	$—	$(568)
Brazilian Real, Expiring 01/08/07	BRL	1,071,556	470,600	500,770	—	(30,170)
Expiring 01/08/07	BRL	1,301,625	602,047	608,287	—	(6,240)
Expiring 01/08/07	BRL	1,503,022	695,361	702,406	—	(7,045)
Expiring 01/08/07	BRL	311,732	142,800	145,682	—	(2,882)
Expiring 01/08/07	BRL	459,673	214,100	214,818	—	(718)
Expiring 09/21/07	BRL	691,000	294,168	314,020	—	(19,852)
Expiring 09/21/07	BRL	1,944,000	800,000	883,436	—	(83,436)
Canadian Dollars, Expiring 1/18/07	CAD	161,959	140,468	138,960	1,508	—
Expiring 1/18/07	CAD	324,029	281,400	278,014	3,386	—
Expiring 1/18/07	CAD	161,680	139,000	138,720	280	—
Colombian Peso, Expiring 01/09/07	COP	646,042,500	281,475	288,381	—	(6,906)
Czech Koruna, Expiring 01/11/07	CZK	3,121,976	148,632	150,083	—	(1,451)
Euros, Expiring 01/11/07	EUR	111,885	149,076	147,777	1,299	—
Expiring 01/18/07	EUR	107,700	141,587	142,301	—	(714)
Expiring 01/24/07	EUR	214,700	281,056	283,764	—	(2,708)
Expiring 01/24/07	EUR	269,932	354,200	356,764	—	(2,564)
Expiring 01/22/07	EUR	106,400	140,485	140,612	—	(127)
Expiring 01/24/07	EUR	319,549	421,900	422,340	—	(440)
Expiring 01/22/07	EUR	319,300	421,086	421,968	—	(882)
Expiring 01/18/07	EUR	212,900	280,859	281,298	—	(439)
Expiring 01/22/07	EUR	160,200	211,237	211,711	—	(474)
Expiring 01/24/07	EUR	262,737	346,800	347,254	—	(454)
Hungarian Forint, Expiring 01/22/07	HUF	727,552,237	3,783,423	3,813,550	—	(30,127)
Expiring 01/22/07	HUF	17,374,607	91,000	91,071	—	(71)
Indonesian Rupiah, Expiring 01/29/07	IDR	2,211,820,000	235,300	245,935	—	(10,635)
Expiring 01/29/07	IDR	1,371,414,000	145,200	152,489	—	(7,289)
Indian Rupee, Expiring 01/30/07	IDR	6,338,248	140,600	142,413	—	(1,813)
Icelandic Krona, Expiring 01/18/07	ISK	32,466,755	463,711	454,586	9,125	—
Expiring 01/18/07	ISK	9,953,119	140,829	139,360	1,469	—
Expiring 01/18/07	ISK	20,156,535	280,931	282,224	—	(1,293)
Expiring 01/18/07	ISK	9,973,461	140,600	139,644	956	—

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	23

Portfolio of Investments

as of December 31, 2006 Cont’d.

Sales Contracts		Notional Amount	Value at Settlement Date Payable	Value at December 31, 2006	Unrealized Appreciation	Unrealized (Depreciation)
Japanese Yen, Expiring 01/24/07	JPY	$128,005,431	$1,092,691	$1,079,227	$13,464	$—
Expiring 01/24/07	JPY	41,319,638	349,500	348,370	1,130	—
Expiring 01/24/07	JPY	84,858,900	714,000	715,454	—	(1,454)
Malaysian Ringgit, Expiring 01/10/07	MYR	122,511	33,694	34,743	—	(1,049)
Mexican Nuevo Peso, Expiring 01/18/07	MXN	21,578,372	1,988,350	1,995,858	—	(7,508)
Expiring 01/18/07	MXN	2,337,149	215,117	216,171	—	(1,054)
New Taiwan Dollars, Expiring 01/08/07	TWD	6,981,309	213,170	214,460	—	(1,290)
Expiring 01/08/07	TWD	9,236,681	283,595	283,744	—	(149)
Norwegian Krone, Expiring 01/22/07	NOK	9,040,334	1,460,840	1,451,444	9,396	—
Polish New Zloty, Expiring 01/22/07	PLZ	7,795,856	2,717,840	2,687,486	30,354	—
Expiring 01/22/07	PLZ	204,824	70,800	70,610	190	—
Pound Sterling, Expiring 01/24/07	GBP	144,100	280,617	282,194	—	(1,577)
Expiring 01/24/07	GBP	102,943	201,500	201,596	—	(96)
Singapore Dollar, Expiring 01/19/07	SGD	234,409	152,900	152,985	—	(85)
South African Rand, Expiring 01/31/07	ZAR	1,081,263	152,900	153,606	—	(706)
South Korean Won, Expiring 06/08/07	KRW	139,462,150	150,282	150,486	—	(204)
Swiss Francs, Expiring 1/22/07	CHF	203,285	166,800	167,185	—	(385)

			$22,819,698	$22,981,996	$72,557	$(234,855)

Interest Rate swap agreements outstanding as of December 31, 2006:

Counterparty(a)	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Citibank, NA	09/05/2008	$300	18.05%	3 Month LIBOR	$22,845
Citibank, NA	06/30/2009	708	19.30%	3 Month LIBOR	163,333
Citibank, NA	06/12/2011	350	16.70%	3 Month LIBOR	57,546
Barclays Bank PLC	10/02/2011	320	17.75%	3 Month LIBOR	41,383

					$285,107

(a)	The Fund receives a fixed rate and pays a floating rate.

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Interest rate swap agreements outstanding as of December 31, 2006:

Counterparty(a)	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Merrill Lynch Capital Services	11/02/2016	$1,520	5.15%	3 Month LIBOR	$(5,040)
Citibank, NA	12/12/2016	1,000	6.75%	3 Month NZD	(4,305)
Morgan Stanley Capital Services	12/22/2016	1,460	6.81%	3 Month NZD	2,263
Morgan Stanley Capital Services	01/04/2017	1,145	6.88%	3 Month NZD	0

					$(7,082)

(a)	The Fund pays a fixed rate and receives a floating rate.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31,2006 was as follows:

Foreign Government Obligations	60.9%
Banking	4.7
Mutual Fund	4.3
Non Captive Finance	4.1
Collateralized Mortgage-Backed Securities	3.0
Insurance	2.4
Media & Entertainment	2.0
Telecommunications	2.0
Technology	1.9
Capital Goods	1.4
Pipelines & Others	1.4
Electric	1.2
Healthcare & Pharmaceutical	1.2
Metals	0.8
Paper	0.8
Retail	0.8
Chemicals	0.7
Energy—Other	0.7
Foreign Agencies	0.7
Gaming	0.6
Airlines	0.5
Energy—Integrated	0.5
Building Materials & Construction	0.4
Cable	0.4
Consumer	0.4
Food	0.4
Real Estate Investment Trusts (REIT)	0.4
Options	0.3
United States Government Obligations	0.3
Aerospace/Defense	0.2
Automotive	0.2
Sovereign Bonds	0.2
Lodging	0.2
Brokerage	0.1
Tobacco	0.1

100.2
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	25

Statement of Assets and Liabilities

as of December 31, 2006

Assets
Investments, at value:
Unaffiliated investments (cost $128,885,767)	$132,789,719
Affiliated investments (cost $5,986,972)	5,986,972
Foreign currency, at value (cost $159,174)	159,748
Dividends and interest receivable	2,061,183
Unrealized appreciation on forward foreign currency contracts	974,369
Receivable for investments sold	806,707
Unrealized appreciation on currency swaps	287,370
Due from broker—variation margin	47,244
Prepaid expenses	2,714
Dividend reclaim receivable	2,691
Receivable for Fund shares sold	922

Total assets	143,119,639

Liabilities
Payable for investments purchased	3,450,031
Payable for Fund shares reacquired	347,415
Unrealized depreciation on forward foreign currency contracts	289,284
Accrued expenses	214,226
Management fee payable	88,503
Payable to custodian	81,985
Transfer agent fee payable	39,344
Distribution fee payable	31,721
Unrealized depreciation on currency swaps	9,345
Deferred directors’ fees	1,725

Total liabilities	4,553,579

Net Assets	$138,566,060

Net assets were comprised of:
Common stock, at par	$207,004
Paid-in capital in excess of par	158,395,017

158,602,021
Accumulated net investment loss	(4,462,978)
Accumulated net realized loss on investments and foreign currency transactions	(20,503,819)
Net unrealized appreciation on investments and foreign currencies	4,930,836

Net assets, December 31, 2006	$138,566,060

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share
($131,476,938 ÷ 19,641,248 shares of common stock issued and outstanding)	$6.69
Maximum sales charge (4.50% of offering price)	.32

Maximum offering price to public	$7.01

Class B
Net asset value, offering price and redemption price per share
($3,873,571 ÷ 579,427 shares of common stock issued and outstanding)	$6.69

Class C
Net asset value, offering price and redemption price per share
($1,055,878 ÷ 158,113 shares of common stock issued and outstanding)	$6.68

Class Z
Net asset value, offering price and redemption price per share
($2,159,673 ÷ 321,577 shares of common stock issued and outstanding)	$6.72

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	27

Statement of Operations

Year Ended December 31, 2006

Net Investment Income
Interest (net of foreign withholding taxes of $31,518)	$5,926,735
Affiliated dividend income	376,582

Total income	6,303,317

Expenses
Management fee	970,279
Distribution fee—Class A	349,664
Distribution fee—Class B	47,259
Distribution fee—Class C	11,028
Transfer agent’s fee and expenses (including affiliated expense of $256,200)	407,000
Custodian’s fees and expenses	127,000
Reports to shareholders	81,000
Legal fees and expenses	50,000
Registration fees	41,000
Audit fee	26,000
Directors’ fees	15,000
Insurance	5,000
Miscellaneous	22,797

Total expenses	2,153,027
Less: Expense subsidy (Note 2)	(91,202)

Net expenses	2,061,825

Net investment income	4,241,492

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(87,080)
Foreign currency transactions	(611,229)
Financial futures contracts transactions	(170,092)
Swap transactions	(6,312)
Written options	(34,570)

(909,283)

Net change in unrealized appreciation (depreciation) on:
Investments	3,311,487
Foreign currencies	816,356
Financial futures contracts	136,880
Written options	(11,909)
Swaps	218,697

4,471,511

Net income on investments	3,562,228

Net Increase In Net Assets Resulting From Operations	$7,803,720

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Decrease In Net Assets
Operations:
Net investment income	$4,241,492	$4,159,952
Net realized loss on investments and foreign currency transactions	(909,283)	(3,285,499)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	4,471,511	(16,384,806)

Net increase (decrease) in net assets resulting from operations	7,803,720	(15,510,353)

Dividends and distributions (Note 1)
Dividends from net investment income*
Class A	(3,614,157)	(9,707,101)
Class B	(93,686)	(353,619)
Class C	(33,943)	(69,681)
Class Z	(86,550)	(287,376)

	(3,828,336)	(10,417,777)

Tax return of capital distributions:
Class A	—	(1,562,180)
Class B	—	(57,949)
Class C	—	(11,419)
Class Z	—	(47,093)

	—	(1,678,641)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	4,884,244	7,345,855
Net asset value of shares issued in reinvestment of dividends and distributions	2,256,270	7,709,881
Cost of shares reacquired	(35,038,483)	(29,257,250)

Net decrease in net assets from Fund share transactions	(27,897,969)	(14,201,514)

Total decrease	(23,922,585)	(41,808,285)

Net Assets
Beginning of year	162,488,645	204,296,930

End of year	$138,566,060	$162,488,645

*	Dividends from Net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	29

Notes to Financial Statements

Dryden Global Total Return Fund, Inc. (the “Fund”), is an open-end, non-diversified management investment company. The Fund’s investment objective is to seek total return made up of current income and capital appreciation.

The Fund seeks to achieve this objective by investing at least 65% of its total assets in income-producing debt securities issued by the U.S. and foreign corporations and governments, supranational organizations, semi-government entities or governmental agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. The Fund invests primarily in investment-grade securities denominated in U.S. dollars and in foreign currencies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such a day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Corporate bonds, U.S. Government securities and convertible debt securities traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed to be over-the counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Future contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from

30	Visit our website at www.jennisondryden.com

independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2006 there were no securities whose values were adjusted in accordance with procedures approved by the Board of Directors.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Dryden Global Total Return Fund, Inc.	31

Notes to Financial Statements

Cont’d

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses resulting from valuing foreign currency denominated assets (excluding investments) and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

32	Visit our website at www.jennisondryden.com

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the trade date and settlement value. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities, which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

Dryden Global Total Return Fund, Inc.	33

Notes to Financial Statements

Cont’d

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Swaps: The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest and may involve payment/receipt of a premium at the time of initiation of the swap agreement. The Fund’s swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s cost basis in the swap and the proceeds of the closing transaction, including any fees.

During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Risk: Forward currency contracts, written options, financial futures contracts, and swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities. Lower rated or unrated securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer’s inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are

34	Visit our website at www.jennisondryden.com

calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. Foreign currency losses may reduce the amount of dividends of net investment income. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in-capital when they arise.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of

Dryden Global Total Return Fund, Inc.	35

Notes to Financial Statements

Cont’d

compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .65 of 1% of the Fund’s average daily net assets up to $1 billion and .60 of 1% of such assets in excess of $1 billion. The effective management fee rate was .65 of 1% for the fiscal year ended December 31, 2006.

PI has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes, and brokerage commissions) to 1.35%, 2.10%, 1.85%, and 1.10% of the average daily net assets, which amounted to $91,202, of the Class A, B, C, and Z shares, respectively.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. For the year ended December 31, 2006, PIMS contractually agreed to limit such fees to .25 of 1% and ..75 of 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it has received approximately $15,100 in front-end sales charges resulting from sales of Class A shares, during the year ended December 31, 2006. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2006, it received approximately $9,800 and $4,400 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively. PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

36	Visit our website at www.jennisondryden.com

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2006.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended December 31, 2006 the Fund incurred approximately $77,200 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended December 31, 2006, aggregated $339,028,809 and $364,295,511, respectively.

Dryden Global Total Return Fund, Inc.	37

Notes to Financial Statements

Cont’d

Transactions in options written during the year ended December 31, 2006, were as follows:

	Contracts	Premiums Received
Options outstanding at December 31, 2005	29	$15,353
Options written	—	—
Options closed	—	—
Options expired	(29)	(15,353)

Options outstanding at December 31, 2006	—	$—

Note 5. Distribution and Tax Information

In order to present accumulated net investment loss, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, accumulated net investment loss and accumulated net realized loss on investments and foreign currencies. For the year ended December 31, 2006, the adjustments were to decrease accumulated net investment loss by $456,601, increase accumulated net realized loss on investments and foreign currencies by $492,199 and increase paid-in-capital in excess of par by $35,598, due to reclassification of foreign currencies, the differences in the treatment of accreting market discount and premium amortization and other book to tax adjustments. Net investment income, net realized gains and net assets were not affected by this change.

The tax character of dividends paid as reflected in the Statements of Changes in Net Assets were $3,828,336 of ordinary income for the year ended December 31, 2006. The tax character of dividends paid were $12,096,418 of ordinary income for the year ended December 31, 2005.

For federal income tax purposes, the Fund had a capital loss carryforwards as of December 31, 2006, of approximately $18,944,300, of which $546,100 expires in 2007, $5,073,400 expires in 2008, $3,491,000 expires in 2009, $7,581,800 expires in 2010 and $2,252,000 expires in 2014. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration dates.

As of December 31, 2006, the Fund had accumulated undistributed ordinary income of $412,706.

38	Visit our website at www.jennisondryden.com

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of December 31, 2006 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation
$140,166,781	$1,720,702	$3,110,792	$1,390,090

The differences between book and tax basis are primarily attributable to the deferred losses on wash sales, difference in the treatment of accreting market discount and amortization of premiums and deferred losses on straddles. The adjusted net unrealized depreciation on a tax basis was $1,502,613 which included other tax basis adjustments of $112,523 that were primarily attributable to net depreciation of foreign currency, mark-to-market of receivables and payables, swaps and written options.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion authorized shares of common stock at $.01 par value per share, divided equally into Class A, B, C and Z shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2006:
Shares sold	379,386	$2,493,278
Shares issued in reinvestment of distributions	320,548	2,059,666
Shares reacquired	(4,435,567)	(28,984,259)

Net increase (decrease) in shares outstanding before conversion	(3,735,633)	(24,431,315)
Shares issued upon conversion from Class B	117,182	764,742

Net increase (decrease) in shares outstanding	(3,618,451)	$(23,666,573)

Dryden Global Total Return Fund, Inc.	39

Notes to Financial Statements

Cont’d

Class A	Shares	Amount
Year ended December 31, 2005:
Shares sold	629,108	$4,398,289
Shares issued in reinvestment of dividends and distributions	1,007,680	6,944,130
Shares reacquired	(3,626,002)	(24,806,467)

Net increase (decrease) in shares outstanding before conversion	(1,989,214)	(13,464,048)
Shares issued upon conversion from Class B	112,733	780,811

Net increase (decrease) in shares outstanding	(1,876,481)	$(12,683,237)

Class B
Year ended December 31, 2006:
Shares sold	62,707	$411,970
Shares issued in reinvestment of dividends	13,036	83,785
Shares reacquired	(225,722)	(1,476,111)

Net increase (decrease) in shares outstanding before conversion	(149,979)	(980,356)
Shares reacquired upon conversion into Class A	(117,207)	(764,742)

Net increase (decrease) in shares outstanding	(267,186)	$(1,745,098)

Year ended December 31, 2005:
Shares sold	137,758	$969,515
Shares issued in reinvestment of dividends and distributions	53,278	367,940
Shares reacquired	(257,572)	(1,764,839)

Net increase (decrease) in shares outstanding before conversion	(66,536)	(427,384)
Shares reacquired upon conversion into Class A	(112,683)	(780,811)

Net increase (decrease) in shares outstanding	(179,219)	$(1,208,195)

Class C
Year ended December 31, 2006:
Shares sold	172,214	$1,127,421
Shares issued in reinvestment of dividends	4,257	27,286
Shares reacquired	(197,006)	(1,285,283)

Net increase (decrease) in shares outstanding	(20,535)	$(130,576)

Year ended December 31, 2005:
Shares sold	94,344	$644,946
Shares issued in reinvestment of dividends and distributions	9,504	65,385
Shares reacquired	(115,052)	(784,027)

Net increase (decrease) in shares outstanding	(11,204)	$(73,696)

40	Visit our website at www.jennisondryden.com

Class Z	Shares	Amount
Year ended December 31, 2006:
Shares sold	130,165	$851,575
Shares issued in reinvestment of dividends	13,275	85,533
Shares reacquired	(498,490)	(3,292,830)

Net increase (decrease) in shares outstanding	(355,050)	$(2,355,722)

Year ended December 31, 2005:
Shares sold	190,022	$1,333,105
Shares issued in reinvestment of dividends and distributions	48,222	332,426
Shares reacquired	(273,998)	(1,901,917)

Net increase (decrease) in shares outstanding	(35,754)	$(236,386)

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Dryden Global Total Return Fund, Inc.	41

Financial Highlights

	Class A
	Year Ended December 31, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.51

Income from investment operations:
Net investment income	.19
Net realized and unrealized gain (loss) on investments and foreign currency transactions	.16

Total from investment operations	.35

Less Dividends and Distributions
Dividends from net investment income*	(.17)
Tax return of capital distributions	—

Total dividends and distributions	(.17)

Net asset value, end of year	$6.69

Total Return(b):	5.66%
Ratios/Supplemental Data:
Net assets, end of year (000)	$131,477
Average net assets (000)	$139,865
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.36	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.11	%(d)
Net investment income	2.87	%(d)
For Class A, B, C and Z shares:
Portfolio turnover rate	233%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d)	As of June 1, 2004, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 1.35% of the average daily net assets of Class A shares. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees and net investment income ratios would be 1.44%, 1.19% and 1.63%, respectively, for the year ended December 31, 2004, 1.42%, 1.17%, and 2.23%, respectively, for the year ended December 31, 2005 and 1.42%, 1.17% and 2.81%, respectively, for the year ended December 31, 2006.
*	Dividends from Net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

Class A
Year Ended December 31,
2005(a)		2004(a)		2003(a)	2002

$7.55		$7.51		$7.17	$6.80

.16		.12		.11	.26
(.74)		.53		.82	.41

(.58)		.65		.93	.67

(.40)		(.61)		(.59)	(.30)
(.06)		—		—	—

(.46)		(.61)		(.59)	(.30)

$6.51		$7.55		$7.51	$7.17

(7.94)%		9.42%		13.44%	10.13%

$151,399		$189,719		$198,688	$210,353
$169,867		$185,333		$206,127	$212,828

1.35	%(d)	1.35	%(d)	1.43%	1.46%
1.10	%(d)	1.10	%(d)	1.18%	1.21%
2.30	%(d)	1.74	%(d)	1.52%	3.78%

307%		312%		251%	252%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	43

Financial Highlights

Cont’d

	Class B
	Year Ended December 31, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.51

Income from investment operations:
Net investment income	.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	.17

Total from investment operations	.31

Less Dividends and Distributions
Dividends from net investment income*	(.13)
Tax return of capital distributions	—

Total dividends and distributions	(.13)

Net asset value, end of year	$6.69

Total Return(b):	4.90%
Ratios/Supplemental Data:
Net assets, end of year (000)	$3,874
Average net assets (000)	$4,726
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.11	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.11	%(c)
Net investment income	2.09	%(c)

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	As of June 1, 2004, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 2.10% of the average daily net assets of Class B shares. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees and net investment income ratios would be 2.19%, 1.19% and .90%, respectively, for the year ended December 31, 2004, 2.17%, 1.17%, and 1.47%, respectively, for the year ended December 31, 2005 and 2.17%, 1.17% and 2.03%, respectively, for the year ended December 31, 2006.
*	Dividends from Net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Class B
Year Ended December 31,
2005(a)		2004(a)		2003(a)	2002

$7.56		$7.53		$7.18	$6.81

.11		.07		.05	.21
(.74)		.52		.84	.41

(.63)		.59		.89	.62

(.36)		(.56)		(.54)	(.25)
(.06)		—		—	—

(.42)		(.56)		(.54)	(.25)

$6.51		$7.56		$7.53	$7.18

(8.60)%		8.44%		12.72%	9.28%

$5,513		$7,759		$8,602	$7,480
$6,792		$7,854		$8,172	$7,461

2.10	%(c)	2.10	%(c)	2.18%	2.21%
1.10	%(c)	1.10	%(c)	1.18%	1.21%
1.54	%(c)	.99	%(c)	.77%	3.02%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	45

Financial Highlights

Cont’d

	Class C
	Year Ended December 31, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.50

Income from investment operations:
Net investment income	.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	.17

Total from investment operations	.33

Less Dividends and Distributions
Dividends from net investment income*	(.15)
Tax return of capital distributions	—

Total dividends and distributions	(.15)

Net asset value, end of year	$6.68

Total Return(b):	5.11%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,056
Average net assets (000)	$1,470
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.86	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.11	%(d)
Net investment income	2.34	%(d)

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.
(d)	As of June 1, 2004, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 1.85% of the average daily net assets of Class C shares. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees and net investment income ratios would be 1.94%, 1.19% and 1.00%, respectively, for the year ended December 31, 2004, 1.92%, 1.17%, and 1.73%, respectively, for the year ended December 31, 2005 and 1.93%, 1.18% and 2.27%, respectively, for the year ended December 31, 2006.
*	Dividends from Net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

46	Visit our website at www.jennisondryden.com

Class C
Year Ended December 31,
2005(a)		2004(a)		2003(a)	2002

$7.55		$7.51		$7.17	$6.81

.13		.08		.07	.22
(.75)		.54		.83	.40

(.62)		.62		.90	.62

(.37)		(.58)		(.56)	(.26)
(.06)		—		—	—

(.43)		(.58)		(.56)	(.26)

$6.50		$7.55		$7.51	$7.17

(8.43)%		8.87%		12.88%	9.37%

$1,161		$1,433		$904	$666
$1,311		$1,049		$815	$741

1.85	%(d)	1.85	%(d)	1.93%	1.96%
1.10	%(d)	1.10	%(d)	1.18%	1.21%
1.80	%(d)	1.09	%(d)	1.01%	3.28%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	47

Financial Highlights

Cont’d

	Class Z
	Year Ended December 31, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.53

Income from investment operations:
Net investment income	.20
Net realized and unrealized gain (loss) on investments and foreign currency transactions	.17

Total from investment operations	.37

Less Dividends and Distributions
Dividends from net investment income*	(.18)
Tax return of capital distributions	—

Total dividends and distributions	(.18)

Net asset value, end of year	$6.72

Total Return(b):	5.84%
Ratios/Supplemental Data:
Net assets, end of year (000)	$2,160
Average net assets (000)	$3,212
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.11	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.11	%(c)
Net investment income	3.06	%(c)

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	As of June 1, 2004, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 1.10% of the average daily net assets of Class Z shares. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees and net investment income ratios would be 1.19%, 1.19% and 1.86%, respectively, for the year ended December 31, 2004, 1.17%, 1.17%, and 2.48%, respectively, for the year ended December 31, 2005, and 1.17%, 1.17% and 3.00%, respectively, for the year ended December 31, 2006.
*	Dividends from Net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

48	Visit our website at www.jennisondryden.com

Class Z
Year Ended December 31,
2005(a)		2004(a)		2003(a)	2002

$7.56		$7.52		$7.18	$6.81

.18		.14		.13	.27
(.74)		.53		.82	.42

(.56)		.67		.95	.69

(.41)		(.63)		(.61)	(.32)
(.06)		—		—	—

(.47)		(.63)		(.61)	(.32)

$6.53		$7.56		$7.52	$7.18

(7.62)%		9.68%		13.71%	10.37%

$4,415		$5,386		$4,938	$4,897
$4,901		$4,953		$4,935	$5,334

1.10	%(c)	1.10	%(c)	1.18%	1.21%
1.10	%(c)	1.10	%(c)	1.18%	1.21%
2.55	%(c)	1.95	%(c)	1.77%	4.07%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	49

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden Global Total Return Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden Global Total Return Bond Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dryden Global Total Return Fund, Inc. as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2007

50	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (December 31, 2006) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal year ended December 31, 2006, the Fund paid an ordinary income dividends for Class A, Class B, Class C and Class Z shares of $0.1696 per share, $0.1324 per share, $0.1453 per share and $0.1819 per share, respectively, which represents net investment income.

We are required by New York, California, Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from federal obligations are not taxable to shareholders provided the mutual fund meets certain requirements mandated by the respective states’ taxing authorities. We are pleased to report that 3.89% of the dividends paid by the Fund qualify for such deductions. Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude interest on federal obligations from state and local tax.

The Fund intends to designate 39.16% of the ordinary income dividends as qualified interest income under The American Jobs Creation Act of 2004.

In January 2007, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends and distributions received by you in calendar year 2006.

For more detailed information regarding your federal, state and local taxes, you should contact your tax adviser.

Dryden Global Total Return Fund, Inc.	51

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Dryden Global Total Return Funds, Inc. (the ”Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 77 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company);

Douglas H. McCorkindale (67), Director since 1996(3) Oversees 72 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 1993(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 1996(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (since 1992).

52	Visit our website at www.jennisondryden.com

Stephen G. Stoneburn (63), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 1996(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Director since 1996(3) Oversees 154 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2003(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Dryden Global Total Return Fund, Inc.	53

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

54	Visit our website at www.jennisondryden.com

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Director and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Global Total Return Fund, Inc.	55

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	0.90%	4.89%	3.68%	—
Class B	–0.10	4.91	3.49	—
Class C	4.11	5.28	3.59	—
Class Z	5.84	6.12	N/A	4.57% (3/17/97)

Average Annual Total Returns (Without Sales Charges) as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	5.66%	5.86%	4.16%	—
Class B	4.90	5.07	3.49	—
Class C	5.11	5.28	3.59	—
Class Z	5.84	6.12	N/A	4.57% (3/17/97)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Global Total Return Fund, Inc. (Class A shares) with a similar investment in the Citigroup WGBI–Unhedged by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1996) and the account values at the end of the current fiscal year (December 31, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through December 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Citigroup WGBI–Unhedged is a market capitalization-weighted index consisting of the government bond markets of 18 countries, which are selected based on market-capitalization and investability criteria. All issues have a remaining maturity of at least one year. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of global/international bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden Global Total Return Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Global Total Return Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Global Total Return Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	GTRAX	PBTRX	PCTRX	PZTRX
CUSIP	26243L105	26243L204	26243L303	26243L402

MF169E    IFS-A129859    Ed. 02/2007

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2006 and December 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $25,900 and $25,900, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2006, KPMG LLP (“KPMG”), the Registrant’s principal accountant, did not bill the Registrant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. For the fiscal year ended December 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $913 for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. Professional services rendered included those in connection with additional audit procedures related to the conversion of shareholder accounts.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $317,300 and $50,087, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Global Total Return Fund, Inc.

By (Signature and Title)*	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date February 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date February 23, 2007

By (Signature and Title)*	/s/Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 23, 2007

*	Print the name and title of each signing officer under his or her signature.